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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 25(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report):   OCTOBER 24, 2001
                                              -------------------------

                         AVID THERMAL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      0-27308                02-0466826
----------------------------        ------------          -------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)          Identification No.)

One Eagle Square, Suite 509
Concord, New Hampshire                                             03301
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (603) 224-1117
                                                   ----------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)


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ITEM 9.  REGULATION FD DISCLOSURE.

     On October 24, 2001, Aavid Thermal Technologies, Inc. (the "Company") announced that Bharatan Patel, the Chief Executive Officer of the Company, would be expanding his duties by assuming the responsibility of serving as the President of the Company's affiliate, Aavid Thermalloy, LLC, replacing Gerald Walle. In addition to his other duties, Mr. Patel will now be responsible for the day to day operations at Aavid Thermalloy.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AAVID THERMAL TECHNOLOGIES, INC.



                                        By:  /s/  John W. Mitchell
                                           ---------------------------------
                                           Name:  John W. Mitchell
                                           Title:  General Counsel

Date:  October 24, 2001